SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                                         July 22, 1997
Date of Report (Date of earliest event reported) ______________________________


                    KING POWER INTERNATIONAL GROUP CO., INC.
-------------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


                                     Nevada
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

       33-10281                                     75-2641513
-------------------------            ---------------------------------------
(Commission File Number)                 (IRS Employer Identification No.)


         Bangkok International Airport Office Building, Vibhavadi Road,
                             Bangkok 10210 Thailand
-------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)


                                                       (662) 996-8004
Registrant's telephone number, including area code ____________________________


                          Copies of correspondance to:

                           Kevin B. Halter, Jr.
                           16910 Dallas Parkway #100
                           Dallas, TX 75248
                           (972) 248-1922




-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.

On June 12, 1997, pursuant to an agreement (the "Agreement") between Immune America, Inc. (now King Power International Group Co., Ltd.), a Nevada corporation (the "Registrant"), all or substantially all of the shareholders (the "Shareholders") of two Thailand corporations, J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. (collectively, the "Thai Companies"), and Halter Capital Corporation, a Texas corporation, the Shareholders acquired beneficial ownership of 18,800,000 shares of the Registrant's common stock, par value $.001 (the "Acquired Shares"). Halter Capital Corporation served as a consultant to the Registrant in the transaction. The Shareholders and their individual holdings of the Registrant's common stock following the transaction are identified in Exhibit 99 accompanying this Current Report. In consideration of the Acquired Shares, the Shareholders delivered to the Registrant all of the capital stock the Shareholders held in the Thai Companies, that is, 100% of the capital stock of J.M.T. Group Co., Ltd. and 95% of the capital stock of J.M.T. Duty Free Co., Ltd., thereby making the Thai Companies subsidiaries of the Registrant.

The basis of control of the Registrant by the Shareholders results from their beneficial ownership of approximately 94% of the issued and outstanding shares of the Registrant's common stock. There are no arrangements known to the Registrant, the operation of which may at a subsequent date result in another change of control of the Registrant. Under the terms of the Agreement, seven persons nominated by the Shareholders -- Vichai Raksriaksorn, Viratana Suntaranond, Antares Cheng, Suwan Panyapas, Benjamin B. Fattedad, Aimon Boonkhundha and Damamoon Prachimod -- were elected to the Registrant's Board of Directors, and immediately thereafter the four previously serving Directors -- Glenn A. Little, Matthew Blair, Dr. Elizabeth Huntley and Kevin B. Halter, Jr. -- resigned. Moreover, the name of the Registrant was changed from Immune America, Inc. to King Power International Group Co., Ltd.

Prior to the transactions described above, approximately 49.9% of the issued and outstanding shares of the Registrant's common stock were owned by Little & Company, 211 West Wall, Midland, Texas 79701. The remaining shares, prior to the transactions, were held by approximately 490 shareholders. Following the above transactions, the shares of the Registrant's common stock beneficially owned by Little & Company constitute less than 1% of the Registrant's issued and outstanding common stock.


ITEM 2.  Acquisition or Disposition of Assets.

As described in Item 1, above, on June 12, 1997 the Registrant acquired 100% of the capital stock of J.M.T. Group Co., Ltd. and 95% of the capital stock of J.M.T. Duty Free Co., Ltd., both Thailand corporations, thereby making the Thai Companies subsidiaries of the Registrant. In consideration of the acquired capital stock of the Thai Companies, the Registrant issued and delivered to the Shareholders of the Thai Companies 18,800,000 shares of the Registrant's common stock. This consideration for the acquired capital stock of the Thai Companies was determined as a result of arm's length negotiations between Immune America, Inc. and certain of the Shareholders as representatives of all of the Shareholders.

The Thai Companies own and operate duty free concessions and retail tourist shops in Bangkok, Phuket, Hat Yai and Chian Mai, all Thailand. The Registrant will continue the business conducted by the Thai Companies.

ITEM 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     J.M.T.   GROUP   COMPANY   LIMITED   -   REPORT   AND   INTERIM   FINANCIAL
     STATEMENTS (UNAUDITED) MARCH 31, 1996 AND 1997

     J.M.T.   GROUP COMPANY LIMITED - REPORT AND FINANCIAL STATEMENTS
     DECEMBER 31, 1994, 1995 and 1996

     J.M.T.   DUTY FREE  COMPANY  LIMITED  - REPORT  AND  INTERIM  FINANCIAL
     STATEMENTS (UNAUDITED) MARCH 31, 1997

     J.M.T.   DUTY  FREE  COMPANY   LIMITED  -  REPORT  AND  FINANCIAL
     STATEMENTS DECEMBER 31, 1996

(b)  Pro forma financial information.

(c)  Exhibits.

     2 Stock Purchase Agreement dated April 10, 1997, between the Registrant, all or substantially all of the Shareholders of three Thailand corporations, Downtown D.F.S. (Thailand) Co., Ltd., J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. (collectively, the "Thai Companies"), and Halter Capital Corporation, a Texas corporation, related to the acquisition of 100% of the capital stock of J.M.T. Group Co., Ltd. and 95% of the capital stock of J.M.T. Duty Free Co., Ltd., thereby making the Thai Companies subsidiaries of the Registrant. (*)

     2.1 Amendment No. 1 to the Stock Purchase Agreement dated June 7, 1997, whereby acquisition by the Registrant of the capital stock of Downtown D.F.S. (Thailand) Co., Ltd. was amended out of the Stock Purchase Agreement. (*)

     3 Certificate of Amendment of Articles of Incorporation of Registrant dated June 11, 1997, changing the name of Registrant from Immune America, Inc. to King Power International Group Co., Ltd. (*)

     99 List of the Shareholders disposing of their capital stock in the Thai Companies in consideration of the Acquired Shares in Registrant, and the number of Acquired Shares beneficially owned by each such Shareholder following the transactions pursuant to the Stock Purchase Agreement, as amended (Exhibits 2 and 2.1) (*)


(*) Previosly filed with the Securities and Exchange Commission as an exhibit to the Company's curent report on Form 8-K, date of report June 12, 1997, filed June 18, 1997.

                          J.M.T. GROUP COMPANY LIMITED
                    REPORT AND INTERIM FINANCIAL STATEMENTS
                            MARCH 31, 1996 AND 1997

BDO Binder (Thailand) Ltd.
Certified Public Accountants and Consultants
22nd Floor, CTI Tower
191741 New  Ratchadapisak Road
Klongloey, Bangkok 10110 Thailand
Telephone: (662) 261-1251
Telefax: (662) 261-1255


To The Board of Directors and Shareholders of
J.M.T. Group Company Limited

     We have reviewed the  accompanying  balance sheets of J.M.T.  Group Company
Limited (the "Company") as of March 31, 1996 and 1997, and the related statements of income, changes in shareholders' equity, and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Company's management.

     A review consists principally of inquiries of the Company's personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles in the United States.

          /S/  BDO Binder (Thailand) Ltd.

BDO Binder (Thailand) Ltd.
BANGKOK : July 15, 1997.

                                                                     (UNAUDITED)

                          J.M.T. GROUP COMPANY LIMITED
                                 BALANCE SHEETS

                                                         At March 31,         Conversion
                                                   ------------------------  -------------

                                           Note       1996          1997         1997
                                         --------  ----------  ------------  -------------
                                                      BAHT          BAHT          US$
ASSETS

Current Assets
 Cash and cash equivalents                  1       9,907,851    49,158,081     1,892,880
 Trade accounts receivable                                 -      3,819,156       147,060
 Refundable valued added tax                2       2,628,846    41,318,859     1,591,023
 Advance to related party                   3         366,400            -             -
 Advance to other companies                                -      2,176,048        83,791
 Loan to director                           4              -     19,350,493       745,109
 Inventories                                       13,427,453   205,860,646     7,926,863
 Other current assets                               1,223,564     2,270,134        87,414
                                                   ----------  ------------  -------------
        Total Current assets                       27,554,114   323,953,417    12,474,140

Investment in non-marketable securities
 Investments in other companies             5       6,477,851     6,401,794       246,507

Investment in marketable securities
 Investment in closed-end
 mutual fund (trading securities)           6       1,680,000     1,000,000        38,506
Property, plant and equipment-net           7      11,051,327    14,772,698       568,837
Restricted fixed deposit                    8      72,700,000    84,861,360     3,267,669
Other long-term assets                                 17,000     2,294,792        88,363
                                                   ----------  ------------  -------------
       Total Assets                               119,480,292   433,284,061    16,684,022
                                                   ==========  ============  =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
 Loan from bank                             9              -     90,000,000    3,465,537
 Trade accounts payable - related party     3      30,126,553    35,634,336    1,372,135
 Trade accounts payable                           152,960,212   329,614,515   12,692,126
 Advance from director                     10     105,963,778            -            -
 Advance from related party                 3              -     19,403,644      747,156
 Accrued payable                                      223,229       320,832       12,354
 Other current liabilities                          2,487,267     2,031,541       78,226
                                                   ----------  ------------  -------------
       Total Liabilities                          291,761,039   477,004,868   18,367,534
                                                   ==========  ============  =============

Shareholders' Equity

Share capital

 Authorized, issued and paid up
  3,000,000 common stock, Baht 100 par value      300,000,000   300,000,000   11,551,791
 Deficit                                         (472,280,747) (343,720,807) (13,235,303)
                                                   ----------  ------------  -------------
 Deficit over share capital                      (172,280,747)  (43,720,807)  (1,683,512)
                                                   ----------  ------------  -------------
Total Liabilities and Shareholders' Equity        119,480,292   433,284,061   16,684,022
                                                   ==========  ============  =============



    The accompanying notes are an integral part of the financial statements.

                                                                     (UNAUDITED)

                          J.M.T. GROUP COMPANY LIMITED
                              STATEMENTS OF INCOME

                                        Three months ended March 31,          Conversion
                                        ----------------------------         ------------
                                           1996             1997                 1997
                                        --------------   -----------         ------------
                                           BAHT             BAHT                 US$

Sales                                      234,548,369   323,800,324           12,468,245
                                        --------------   -----------         ------------
Cost of sales :
 Cost of products                           90,283,914   134,959,259            5,196,737
 Concession fee                            160,025,318   136,074,126            5,239,666
                                        --------------   -----------         ------------
    Total cost of sales                    250,309,232   271,033,385           10,436,403
                                        --------------   -----------         ------------
Gross profit (loss)                        (15,760,863)   52,766,939            2,031,842
                                        --------------   -----------         ------------

Operating expenses :
 Selling expenses
   Salaries and welfare                     21,562,914    22,778,650              877,114
   Rental and service fee and other
   expense under the concession agreement    4,103,362     5,109,678              196,753
   Depreciation                                904,876     1,339,892               51,594
   Others                                      629,251     4,799,290              184,801
                                        --------------   -----------         ------------
                                            27,200,403    34,027,510            1,310,262
 Administrative expenses                     2,339,167     4,222,779              162,602
                                        --------------   -----------         ------------
Total operating expenses                    29,539,570    38,250,289            1,472,864
                                        --------------   -----------         ------------
Income (loss) from operation               (45,300,433)   14,516,650              558,978
                                        --------------   -----------         ------------

Other revenues :
 Interest income                                    -      8,562,941              329,724
 Gain on foreign exchange                    4,124,272     3,465,723              133,451
 Other income                                       -        562,963               21,678
                                        --------------   -----------         ------------
    Total other revenues                      4,124,272    12,591,627              484,853
                                        --------------   -----------         ------------
Other expenses :
 Interest expenses                               3,879     1,074,133               41,361
                                        --------------   -----------         ------------
    Total other expenses                         3,879     1,074,133               41,361
                                        --------------   -----------         ------------
Net income (loss)                          (41,180,040)   26,034,144            1,002,470
                                        ==============   ===========         ============
Earnings (loss) per share                       (13.73)         8.68                 0.33
                                        ==============   ===========         ============

    The accompanying notes are an integral part of the financial statements.

                                                                     (UNAUDITED)

                          J.M.T. GROUP COMPANY LIMITED
                            STATEMENTS OF CASH FLOWS

                                               Three months ended March 31,         Conversion
                                              ------------------------------       -------------
                                                  1996             1997               1997
                                              --------------  --------------       -------------
                                                  BAHT             BAHT                US$

Cash flows from operating activities :
 Net income (loss)                               (41,180,040)     26,034,144          1,002,470
 Adjustments to reconcile net income
   (loss) to net cash provided (used)
   by operating activites:
   Depreciation                                      904,876       1,339,892             51,594
   Decrease (increase) in operating assets:
     Trade accounts receivable                            -       (1,940,326)           (74,714)
     Refundable valued added tax                  (2,628,846)    (19,992,616)          (769,835)
     Advance to related party                       (366,400)      2,596,356             99,975
     Advance to other companies                           -       (2,176,048)           (83,791)
     Loan to director                                     -       (9,115,000)          (350,982)
     Inventories                                   2,612,059     132,902,812         (5,117,551)
     Other current assets                         (1,223,564)     (2,132,936)           (82,131)
     Increase (decrease) in operating liabilities:
     Trade accounts payable - related party           52,584       2,724,058            104,892
     Trade accounts payable                       79,941,062     198,986,002          7,662,149
     Advance from director                        44,700,000              -                  -
     Advance from related party                           -       19,403,644            747,156
     Accrued payable                                 223,229        (803,221)           (30,929)
     Other current liabilities                    (3,756,826)        154,102              5,934
                                              --------------  --------------       -------------
        Net cash provided (used)
           by operating activities                79,278,134      82,175,239          3,164,237
                                              --------------  --------------       -------------

Cash flows from investing activities :
 Purchase of fixed assets                           (492,327)       (500,901)           (21,592)
 Increase in restricted fixed deposit            (72,700,000)       (980,110)           (37,740)
 Decrease (increase) in other long term assets     1,486,000      (1,098,518)           (42,299)
                                              --------------  --------------       -------------
        Net cash provided (used)
           by investing activities               (71,706,327)     (2,579,529)           (99,327)
                                              --------------  --------------       -------------

Cash flows from financing activities :
 Increase (decrease) in bank overdrafts           (9,132,301)       (560,756)           (19,288)
 Repayment of  loan from bank                             -      (10,000,000           (385,060)
 Repayment of finance institution                         -      (44,828,922)        (1,726,181)
                                              --------------  --------------       -------------
         Net cash provided by
            financing activities                  (9,132,301)    (55,389,678)        (2,132,833)
                                              --------------  --------------       -------------

Net increase (decrease) in
   cash and cash equivalents                      (1,560,494)     24,206,032            932,077
Cash and cash equivalents - beginning of period   11,468,345      24,952,049            960,803
                                              --------------  --------------       -------------
Cash and cash equivalents - end of period          9,907,851      49,158,081          1,892,880
                                              ==============  ==============       =============

The accompanying notes are an integral part of the financial statements.

                                                                     (UNAUDITED)

                          J.M.T. GROUP COMPANY LIMITED
                 STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
               FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1997


                                                                                      Total
                                Common stock   Common stock                       Shareholders'
                                   Shares         Amount           Deficit           Equity        Conversion
                               -------------- --------------    -------------     -------------  --------------
                                                   BAHT             BAHT              BAHT             US$


Balance, January 1, 1996           3,000,000     300,000,000    (431,100,707)     (131,100,707)           -
Net loss                                  -               -      (41,180,040)      (41,180,040)           -
                               -------------- --------------    -------------     -------------  --------------
Balance, March 31, 1996            3,000,000     300,000,000    (472,280,747)     (172,280,747)           -
                               ============== ==============    =============     =============  ==============


Balance, January 1, 1997           3,000,000     300,000,000    (369,754,951)      (69,754,951)     (2,685,982)
Net income                                -               -       26,034,144        26,034,144       1,002,470
                               -------------- --------------    -------------     -------------  --------------
Balance, March 31, 1997            3,000,000     300,000,000    (343,720,807)      (43,720,807)     (1,683,512)
                               ============== ==============    =============     =============  ==============

The accompanying notes are an integral part of the financial statements.

                          J.M.T. GROUP COMPANY LIMITED

                      NOTES TO INTERIM FINANCIAL STATEMENTS

GENERAL INFORMATION

     J.M.T. Group Company Limited (the "Company") engaged in Thailand having its registed business address at 189/58 Trok Wat Dow Deung, Somdej Pra Pin Klao Road, Bangkok, Thailand. The main businesses of the Company are the selling of products and souvenirs in the international and domestic airports of Thailand. The Company has been granted such exclusive operating rights under various agreements with the Airports Authority of Thailand.

     Thai Baht is the Company's home country currency, however, for the convenience to the users of financial statements, the 1997 Thai Baht figures were converted into US dollars at the exchange rate of $ 1 = Thai Baht 25.97 which was in effect on March 31, 1997 (Information source: Bank of Thailand's official announcement).

     The Company has invested in other companies (see Note 5 for details), and also invested in Closed-End Mutual Fund (see Note 6 for details).

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates

     The preparation of the financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Interim financial information

     The interim financial statements for the three-months ended March 31, 1996 and March 31, 1997, respectively, are unaudited. In the opinion of management, such statements reflect all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the results of operations for the interim periods. The results of operations for the three-months ended March 31, 1996 and March 31, 1997 are not necessarily indicative of the results for the entire year.

     Foreign Currency Transactions

     Foreign currency transactions are recorded at the average rate of the exchange ruling at the transaction date. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the average rate of exchange ruling at that date. Exchange differences are dealt with in the statement of income.

     Cash and Cash Equivalents

     The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                          J.M.T. GROUP COMPANY LIMITED

     Inventory valuation

     Inventory are stated at the lower of cost or market. Costs are calculated on weighted average basis.

     Depreciation

     Property, plant and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets 5 years.

     Investments in non-marketable securities

     Investment in other companies under 20% of interest was accounted for using the cost method. Provision for diminution in value of the investment was set aside in the statement of income.

     Investment in marketable securities

     The Company accounts for marketable securities in accordance with the provisions of Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115).

     Under SFAS 115, debt securities and equity securities that have readily determinable fair values are to be classified in three categories.

          Held to Maturity - the positive intent and ability to hold to maturity. Amounts are reported at amortized cost, adjusted for amortization of premiums and accretion of discounts.

          Trading Securities - bought principally for purpose of selling them in the near term. Amounts are reported at fair value, with unrealized gains and losses included in earnings.

          Available for Sale - not classified in one of the above categories. Amounts are reported at fair value, with unrealized gains and losses excluded from earnings and reported separately as a component of shareholders' equity.

     Income Taxes

     Corporate income taxes were treated per Thai tax regulations. However, the temporary differences, if any, have been provided for using the liability method in accordance with FASB Statement No. 109, Accounting for Income Taxes.

                          J.M.T. GROUP COMPANY LIMITED

     Revenue Recognition

     The Company recognizes revenue from product sales at the point of sales.

     Fair Value of Financial Instruments

     The carrying amount of cash, trade accounts receivable, notes receivable, trade accounts payable and accrued payables are reasonable estimates of their fair value because of the short maturity of these items. The carrying amounts of the Company's credit facilities approximate fair value because the interest rates on these instruments are subject to change with market interest rates.

     Earnings (loss) per Share

     Earnings (loss) per share was computed by dividing net income (loss) from the continuing operations for the year by the weighted average shares 3 million shares and 3 million shares of common stock outstanding during the period as of March 31, 1996 and 1997, respectively.

Note  1  -   Cash  and  cash equivalents

                                              1996                 1997
                                            --------             ---------
                                              BAHT                 BAHT

Cash in hand and at bank                   9,907,851            49,158,081
Short-term investment                             -                     -
                                          ----------           -----------
                  Total                    9,907,851            49,158,081
                                          ==========           ===========
Note 2  -    Refundable Value Added Tax

     Refundable value added tax (VAT) is represented by the excess of input tax (charged by suppliers on purchases of goods and services) over the output tax (charged to customers on sales of goods and services). Value added tax is levied on the valued added at each stage of production and distribution including servicing, generally at the rate of 7 percent.

Note 3  -    Transactions with related parties

     The Company has certain transactions with its related parties. A portion of the Company's assets and liabilities arose from transactions with said related parties. These companies are related through common shareholdings and/or directorships. The effects of these transactions are reflected in the accompanying financial statements on the bases determined by the companies concurred.

                          J.M.T. GROUP COMPANY LIMITED

                                                 1996               1997
                                            --------------     --------------
                                             Million Baht       Million Baht

Advance to related party
         J.M.T. Duty Free Co., Ltd.                0.3                -

Trade accounts payable - related party
         Lengle (Thailand) Co., Ltd.              30.1             35.6

Purchasing commission
         Lengle (Thailand) Co., Ltd.               3.2              4.6

Advance from related party
         J.M.T. Duty Free Co., Ltd.                  -             19.4

     The above represents advance from related party for expenses which is interest - free and payable on demand.

Note  4  -   Loan to director

     The Company has a loan to director which bears an interest at the rate of MLR + 1.5% per annum.

     For the three months ended March 31, 1996 and 1997, the average rate of MLR (Minimum loan rate), were 14.50% per annum and 14.50% per annum, respectively.

Note  5  -   Investments in other companies


                                                                               1996
                                              -----------------------------------------------------------------------
                                                                  Provision for devaluation          Net investments
                                                  Cost                  of investment              in other companies
                                              -------------     ------------------------------     ------------------
                                                  BAHT                      BAHT                          BAHT

Travel Overseas Promotion Co., Ltd.               6,000,000                534,069                      5,465,931
Top Trade Overseas Promotion Co., Ltd.            1,000,000                 68,125                        931,875
Global Capital Group Co., Ltd.                      100,000                 19,955                         80,045
                                              -------------     ------------------------------     ------------------
        Total                                     7,100,000                622,149                      6,477,851
                                              =============     ==============================     ==================

                          J.M.T. GROUP COMPANY LIMITED


                                                                               1997
                                              -----------------------------------------------------------------------
                                                                  Provision for devaluation          Net investments
                                                  Cost                  of investment              in other companies
                                              -------------     ------------------------------     ------------------
                                                  BAHT                      BAHT                          BAHT

Travel Overseas Promotion Co., Ltd.               6,000,000                610,126                      5,389,874
Top Trade Overseas Promotion Co., Ltd.            1,000,000                 68,125                        931,875
Global Capital Group Co., Ltd.                      100,000                 19,955                         80,045
                                              -------------     ------------------------------     ------------------
         Total                                    7,100,000                698,206                      6,401,794
                                              =============     ==============================     ==================


     The Company acquired 10,000 shares of common stock in Top Trade Overseas Promotion Co., Ltd., on October 18, 1994 an equivalent to 10% of the registered capital. Top Trade Overseas Promotion Co., Ltd. was established in Thailand on July 13, 1994, and has a registered capital totaling Baht 10 million divided into 100,000 shares of common stock with Baht 100 per share. Top Trade Overseas Promotion Co., Ltd. suffered a loss of Baht 68,125 in 1994. The amount of loss was determined to be equal to the decline in the net realizable value of the investment and has been reflected in the statement of income for the year ended December 31, 1994. As for the three months ended March 31, 1996 and 1997, the Company had not recognized any gain or loss as there were no financial reports available.

     The Company acquired 60,000 shares of common stock in Travel Overseas Promotion Co., Ltd., on July 5, 1995 an equivalent to 10% of the registered capital. Travel Overseas Promotion Co., Ltd. was established in Thailand on October 14, 1993, and has registered capital totaling Baht 60 million divided into 600,000 shares of common stock with Baht 100 per share. Travel Overseas Promotion Co., Ltd. suffered a loss of Baht 534,069 in 1995. The amount of loss was determined to be equal to the decline in the net realizable value of the investment and has been reflected in the statement of Income for the years ended December 31, 1995.

     The Company acquired 10,000 shares of common stock in Global Capital Group Co., Ltd., on July 20, 1995 an equivalent to 1% of the registered capital. Global Capital Group Co., Ltd. was established in Thailand on June 14, 1994, and has a registered capital totaling Baht 10 million divided into 10,000 shares of common stock with Baht 10 per share. Global Capital Group Co., Ltd. suffered a loss of Baht 19,955 in 1995, The amount of loss was determined to be equal to the decline in the net realizable value of the investment and has been reflected in the statement of Income for the year ended December 31, 1995. As for the three months ended March 31, in 1996, the Company had not recognized any gain or loss as there was no financial report available.

                          J.M.T. GROUP COMPANY LIMITED

Note  6  -   Investment in Closed-End Mutual Fund (trading securities)

                                                     1996               1997
                                                 ----------        -----------
                                                     BAHT               BAHT

At Cost                                           2,000,000          2,000,000
Loss on decline in market value of investment       320,000          1,000,000
                                                 ----------         ----------
         Net investment in mutual fund            1,680,000          1,000,000
                                                 ==========         ==========

     On May 23, 1995, the Company acquired 200,000 investment units of Bangkok Metropolitan Fund, equivalent to 0.05% of the registered fund. Bangkok Metropolitan Fund, a 5 years closed-end mutual fund, was established and managed by The Mutual Fund Public Company Limited, and has a registered fund totalling Baht 2,000 million divided into 200 million investment units with par value of Baht 10 each.

Note  7  -   Property, Plant and Equipment - Net

                                                     1996               1997
                                                -----------        -----------
                                                     BAHT               BAHT

Leasehold improvement                             5,176,580         11,616,841
Selling office equipment and fixtures            12,920,939         14,566,850
                                                -----------        -----------
    Sub-total                                    18,097,519         26,183,691
Less  accumulated depreciation                    7,046,192         11,410,993
                                                -----------        -----------
    Total property, plant and equipment - Net    11,051,327         14,772,698
                                                ===========        ===========
Note  8  -   Restricted fixed deposit

     Restricted fixed deposit is pledged as guarantee with a commercial bank for the issuance of letter of guarantee required under an agreement with the Airports Authority of Thailand in which the Company was granted the exclusive operating right to sell products and souvenirs, and to rent the commercial space to carry out such activities in the International Airport of Thailand.

Note  9  -   Loan from bank

     The Company has a short-term loan with a local bank for Baht 100 million which bears an interest at the rate of MLR + 1.5% per annum. The repayment schedule is by ten equal installments of Baht 10 million, starting from November, 1996. The short-term loan is guaranteed by two of the Company's directors together with the related company, and the pledge of the Company's one million shares (at a par value of Baht 100 per share) totalling Baht 100 million in J.M.T. Duty Free Company Ltd.

     For the three months ended March 31, 1996 and 1997, the average rate of MLR (Minimum loan rate), were 14.50% per annum and 14.50% per annum, respectively.

                          J.M.T. GROUP COMPANY LIMITED

Note  10  -  Advance from director

     The Company has advance from director amounting of Baht 105.96 million in 1996 for the Company's operation fund. This advance is non interest bearing advance and will be repaid when the company has positive fund from operations.

Note  11 -   Commitments and contingent liabilities

     In order to obtain the exclusive rights to operate at the international and domestic airports in Thailand, the Company entered into various agreements with the Airports Authority of Thailand, namely agreement to operate at the international and domestic airports and agreement to rent office space.

     The Company is required to pay concession fee, rental and service fees, property tax, and other expenses under the agreements. A summary of the concession and rental fee payable for the remaining periods of the agreements are as follows :

                                              Rental and Service fee
                    Concession fee              and Other expenses
                   ----------------         --------------------------
                     Million Baht                  Million Baht

      1997               571.62                        15.27
      1998               177.68                         4.85
      1999                20.60                         0.68

     As at March 31, 1996, and 1997 the Company was contingently liable for bank guarantees totalling Baht 200.4 million and Baht 253.4 million, respectively, issued in favour of the Airports Authority of Thailand as a performance bond.

                          J.M.T. GROUP COMPANY LIMITED
                    REPORT AND FINANCIAL STATEMENTS
                        DECEMBER 31, 1994, 1995 and 1996

BDO Binder (Thailand) Ltd.
Certified Public Accountants and Consultants
22nd Floor, CTI Tower
191741 New  Ratchadapisak Road
Klongloey, Bangkok 10110 Thailand
Telephone: (662) 261-1251
Telefax: (662) 261-1255


To The Board of Directors and Shareholders of
J.M.T. Group Company Limited

     We have audited the accompanying balance sheets of J.M.T. Group Company Limited as of December 31, 1994 and 1995 and 1996 and the related statements of income, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of J.M.T. Group Company Limited as of December 31, 1994 and 1995 and 1996 and the results of its operations, the changes in its shareholders' equity and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

          /S/  BDO Binder (Thailand) Ltd.

BDO Binder (Thailand) Ltd.
BANGKOK : July 7, 1997.

                          J.M.T. GROUP COMPANY LIMITED
                                 BALANCE SHEETS

                                                              At December 31,                  Conversion
                                                 ----------------------------------------     ---------------

                                         Note        1994         1995            1996             1996
                                        ------   ------------  -----------     -----------     ---------------
                                                     BAHT         BAHT            BAHT              US$

ASSETS

Current Assets
 Cash and cash equivalents                  1     5,354,994     11,468,345      24,952,049         973,929
 Trade accounts receivable                              -              -         1,878,830          73,334
 Refundable valued added tax                2           -              -        21,326,243         832,406
 Advance to related parties                 3           -              -         2,596,356         101,341
 Loan to director                           4           -              -        10,235,493         399,512
 Inventories                                     18,997,314     16,039,512      72,957,834       2,847,691
 Other current assets                                   -              -           137,198           5,355
                                                 ------------  -----------     -----------     ---------------
      Total Current Assets                       24,352,308     27,507,857     134,084,003       5,233,568

Investment in non-marketable securities
  Investment in other companies             5       931,875      6,477,851       6,401,794         249,875

Investment in marketable securities
  Investment in closed-end mutual
    fund (trading securities)               6           -        1,680,000       1,000,000          39,032
Property, plant and equipment-net           7     7,886,860     11,463,876      15,611,689         609,356
Restricted fixed deposit                    8           -              -        83,881,250       3,274,053
Other long-term assets                               26,739      1,503,000       1,196,274          46,693
                                                 ------------  -----------     -----------     ---------------
       Total Assets                              33,197,782     48,632,584     242,175,010       9,452,577
                                                 ============  ===========     ===========     ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Bank overdraft                            9     2,442,702      9,132,301         560,756          21,887
  Loan from bank                           10           -              -       100,000,000       3,903,201
  Loan from finance institution            11           -              -        44,828,922       1,749,763
  Trade accounts payable - related party    3    15,207,152     30,073,969      32,910,278       1,284,554
  Trade accounts payable                         61,409,456     73,019,150     130,628,513       5,098,693
  Advance from director                    12    18,763,778     61,263,778             -               -
  Accrued payable                                       -              -         1,124,053          43,874
  Other current liabilities                       1,995,340      6,244,093       1,877,439          73,280
                                                 ------------  -----------     -----------     ---------------
        Total Liabilities                        99,818,428    179,733,291     311,929,961      12,175,252
                                                 ============  ===========     ===========     ===============
Shareholders' Equity
   Share capital                           13
     Authorized, issued and paid up
       3,000,000 common stock,
       Baht 100 par value                       300,000,000    300,000,000     300,000,000      11,709,602
     Deficit                                   (366,620,646)  (431,100,707 )  (369,754,951)    (14,432,277)
                                                 ------------  -----------     -----------     ---------------
       Deficit over share capital               (66,620,646)  (131,100,707)    (69,754,951)     (2,722,675)
                                                 ------------  -----------     -----------     ---------------

Total Liabilities and Shareholders' Equity       33,197,782    48,632,584     242,175,010       9,452,577
                                                 ============  ===========     ===========     ===============


The accompanying notes are an integral part of the financial statements.

                          J.M.T. GROUP COMPANY LIMITED
                              STATEMENTS OF INCOME

                                                          Years ended December 31,                 Conversion
                                                --------------------------------------------  -------------------

                                                   1994           1995            1996                1996
                                                ------------   -------------  --------------  -------------------
                                                    BAHT           BAHT            BAHT                 US$


Sales                                            374,597,361    659,405,778    1,063,791,622        41,521,921
                                                ------------   -------------  --------------  -------------------
Cost of sales :
  Cost of products                               157,555,317    266,121,290      367,060,895        14,327,123
  Concession Fee                                 353,173,323    388,490,667      508,973,359        19,866,251
                                                ------------   -------------  --------------  -------------------
    Total cost of sales                          510,728,640    654,611,957      876,034,254        34,193,374
                                                ------------   -------------  --------------  -------------------
Gross profit (loss)                             (136,131,279)     4,793,821      187,757,368         7,328,547
                                                ------------   -------------  --------------  -------------------
Operating expenses :
  Selling expenses
     Sales salaries and welfare                   42,162,478     60,886,641       94,250,375         3,678,781
     Rental and service fee and other
       expenses under the concession agreement     6,160,061      7,304,434       13,382,759           522,356
     Depreciation                                  2,225,028      2,361,374        3,929,785           153,387
     Others                                        2,314,154      2,648,936        9,137,983           356,674
                                                ------------   -------------  --------------  -------------------
                                                  52,861,721     73,201,385      120,700,902         4,711,198
  Administration expenses                          5,307,320      6,015,311       14,521,988           566,822
                                                ------------   -------------  --------------  -------------------
     Total operating expenses                     58,169,041     79,216,696      135,222,890         5,278,020
                                                ------------   -------------  --------------  -------------------
Income (loss) from operations                   (194,300,320)   (74,422,875)      52,534,478         2,050,527
                                                ------------   -------------  --------------  -------------------
Other revenues :
      Interest income                                538,451        170,792       11,091,751           432,933
      Gain on foreign exchange                     9,285,599     10,728,557       11,361,094           433,446
      Other income                                    11,284            -            131,529             5,134
                                                ------------   -------------  --------------  -------------------
        Total other revenues                       9,835,334     10,899,349       22,584,374           881,513
                                                ------------   -------------  --------------  -------------------
Other expenses :
      Interest expense                             1,420,913         82,511       13,017,039           508,081
      Loss in the investments in other companies      68,125        554,024           76,057             2,969
      Loss in the investment in
           closed-end mutual fund                        -          320,000          680,000            26,542
                                                ------------   -------------  --------------  -------------------
        Total other expenses                       1,489,038        956,535       13,773,096           537,592
                                                ------------   -------------  --------------  -------------------
Net income (loss)                               (185,954,024)   (64,480,061)      61,345,756         2,394,448
                                                ============   =============  ==============  ===================
Earnings (loss) per share                             (61.98)        (21.49)           20.45              0.80
                                                ============   =============  ==============  ===================


The accompanying notes are an integral part of the financial statements.

                          J.M.T. GROUP COMPANY LIMITED
                            STATEMENTS OF CASH FLOWS

                                                              Years ended December 31,                  Conversion

                                                      1994             1995            1996                1996
                                                  --------------  --------------  -------------   --------------------
                                                      BAHT             BAHT            BAHT                 US$
Cash flows from operating activities :
     Net income (loss)                             (185,954,024)    (64,480,061)    61,345,756           2,394,447
     Adjustments to reconcile net income
         (loss) to net cash provided (used)
          by operating activities:
       Depreciation                                   2,225,028       2,361,374      3,929,785             153,387
       Loss in the investments in other companies        68,125         554,024         76,057               2,969
       Loss in the investments in closed-end
          mutual funds                                       -          320,000        680,000              26,542
       Decrease (increase) in operating assets:
          Trade accounts receivable                          -               -      (1,878,830)            (73,335)
          Refundable valued added tax                        -               -     (21,326,243)           (832,406)
          Advance to related parties                         -               -      (2,596,356)           (101,341)
          Loan to director                                   -               -     (10,235,493)           (399,512)
          Inventories                                (6,130,403)      2,957,802    (56,918,322)         (2,221,636)
          Other current assets                       11,781,643              -        (137,198)             (5,355)
       Increase (decrease) in operating liabilities:
          Trade accounts payable - related party     15,207,152      14,866,817      2,836,309             110,707
          Trade accounts payable                        556,335      18,804,610     57,609,363           2,248,609
          Advance from director                     (35,236,222)     42,500,000    (61,263,778)         (2,391,248)
          Accrued payable                                    -               -       1,124,053              43,874
          Other current liabilities                   1,378,429       4,248,753     (4,366,654)           (170,439)
                                                  --------------  --------------  -------------   --------------------
 Net cash provided (used) by operating activities  (196,103,937)     22,133,319    (31,121,551)         (1,214,737)
                                                  --------------  --------------  -------------   --------------------

Cash flows from investing activities :
       Increase in investments in other companies    (1,000,000)     (6,100,000)            -                   -
       Increase in investmenets
          in closed-end mutual fund                          -       (2,000,000)            -                   -
       Purchase of fixed assets                        (783,879)     (5,938,390)    (8,077,598)           (315,285)
       Increase in restricted fixed deposits                 -               -     (83,881,250          (3,274,053)
       Decrease (increase) in other long term assets    (26,739)      (1,476,261)       306,726              11,972
                                                  --------------  --------------  -------------   --------------------
            Net cash provided (used) by
               investing activities                  (1,810,618)    (15,514,651)   (91,652,122)         (3,577,366)
                                                  --------------  --------------  -------------   --------------------
Cash flows from financing activities :
       Increase (decrease) in bank overdrafts         2,442,702       6,689,599     (8,571,545)           (334,565)
       Increase in loan from bank                            -               -     100,000,000           3,903,201
       Loan from finance institution                         -               -      44,828,922           1,749,763
       Capital contribution                         200,000,000              -              -                   -
                                                  --------------  --------------  -------------   --------------------
            Net cash provided by
               financing activities                 202,442,702       6,689,599    136,257,377           5,318,399
                                                  --------------  --------------  -------------   --------------------
Net increase in cash and cash equivalents             4,528,147       6,113,351     13,483,704             526,296

Cash and cash equivalents - beginning of year           826,847       5,354,994     11,468,345             447,633
                                                  --------------  --------------  -------------   --------------------
Cash and cash equivalents - end of year               5,354,994      11,468,345     24,952,049             973,929
                                                  ==============  ==============  =============   ====================


The accompanying notes are an integral part of the financial statements.

                          J.M.T. GROUP COMPANY LIMITED
                 STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                   YARS ENDED DECEMBER 31, 1994, 1995 AND 1996


                                                                                         Total
                                    Common stock   Common stock                       Shareholders'
                                       Shares         Amount           Deficit           Equity        Conversion
                                   -------------- --------------    -------------     -------------  --------------
                                                       BAHT             BAHT              BAHT             US$


Balance, January 1, 1994              1,000,000     100,000,000     (180,666,622)      (80,666,622)     (3,148,580)
Issuance of common stock (Note 13)    2,000,000     200,000,000              -         200,000,000       7,806,401
Net Loss                                     -               -      (185,954,024)     (185,954,024)     (7,258,158)
                                   -------------- --------------    -------------     -------------  --------------
Balance, December 31, 1994            3,000,000     300,000,000     (366,620,646)      (66,620,646)     (2,600,337)
Net Loss                                     -               -       (64,480,061)      (64,480,061)     (2,516,786)
                                   -------------- --------------    -------------     -------------  --------------
Balance, December 31, 1995            3,000,000     300,000,000     (431,100,707)     (131,100,707)     (5,117,123)
Net income                                   -               -        61,345,756        61,345,756       2,394,448
                                   -------------- --------------    -------------     -------------  --------------
Balance December 31, 1996             3,000,000     300,000,000     (369,754,951)      (69,754,951)     (2,722,675)
                                   ============== ==============    =============     =============  ==============


The accompanying notes are an integral part of the financial statements.

                          J.M.T. GROUP COMPANY LIMITED

                          NOTES TO FINANCIAL STATEMENTS

GENERAL INFORMATION

     J.M.T. Group Company Limited (the "Company") engaged in Thailand having its registed business address at 189/58 Trok Wat Dow Deung, Somdej Pra Pin Klao Road, Bangkok, Thailand. The main businesses of the Company are the selling of products and souvenirs in the international and domestic airports of Thailand. The Company has been granted such exclusive operating rights under various agreements with the Airports Authority of Thailand.

     Thai Baht is the Company's home country currency, however, for the convenience to the users of financial statements, the 1996 Thai Baht figures were converted into US dollars at the exchange rate of $ 1 = Thai Baht 25.62 which was in effect on December 30, 1996 (Information source: Bank of Thailand's official announcement).

     The Company has invested in other companies (see Note 5 for details), and also invested in Closed-End Mutual Fund (see Note 6 for details).

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates

     The preparation of the financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Foreign Currency Transactions

     Foreign currency transactions are recorded at the average rate of the exchange ruling at the transaction date. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the average rate of exchange ruling at that date. Exchange differences are dealt with in the statement of income.

     Cash and Cash Equivalents

     The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

     Inventory valuation

     Inventory are stated at the lower of cost or market. Costs are calculated on weighted average basis.

     Depreciation

     Property, plant and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets 5 years.

                          J.M.T. GROUP COMPANY LIMITED

     Investments in non-marketable securities

     Investment in other companies under 20% of interest was accounted for using the cost method. Provision for diminution in value of the investment was set aside in the statement of income.

     Investment in marketable securities

     The Company accounts for marketable securities in accordance with the provisions of Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115).

     Under SFAS 115, debt securities and equity securities that have readily determinable fair values are to be classified in three categories.

          Held to Maturity - the positive intent and ability to hold to maturity. Amounts are reported at amortized cost, adjusted for amortization of premiums and accretion of discounts.

          Trading Securities - bought principally for purpose of selling them in the near term. Amounts are reported at fair value, with unrealized gains and losses included in earnings.

          Available for Sale - not classified in one of the above categories. Amounts are reported at fair value, with unrealized gains and losses excluded from earnings and reported separately as a component of shareholders' equity.

     Income Taxes

     Corporate income taxes were treated per Thai tax regulations. However, the temporary differences, if any, have been provided for using the liability method in accordance with FASB Statement No. 109, Accounting for Income Taxes.

     Revenue Recognition

     The Company recognizes revenue from product sales at the point of sales.

     Fair Value of Financial Instruments

     The carrying amount of cash, trade accounts receivable, notes receivable, trade accounts payable and accrued payables are reasonable estimates of their fair value because of the short maturity of these items. The carrying amounts of the Company's credit facilities approximate fair value because the interest rates on these instruments are subject to change with market interest rates.

                          J.M.T. GROUP COMPANY LIMITED

     Earnings (loss) per Share

     Earnings (loss) per share was computed by dividing net income (loss) from the continuing operations for the year by the weighted average shares 3 million shares, 3 million shares and 3 million shares of common stock outstanding during the year as of December 31, 1994 and 1995 and 1996, respectively.

Note  1  -   Cash  and  cash equivalents

                                   1994            1995               1996
                                   BAHT            BAHT               BAHT

Cash in hand and at bank        5,354,994       11,468,345        24,952,049
Short-term investment                 -                -                 -
                              ------------     ------------      ------------
           Total                5,354,994       11,468,345        24,952,049
                              ============     ============      ============

Note 2  -    Refundable Value Added Tax

     Refundable value added tax (VAT) is represented by the excess of input tax (charged by suppliers on purchases of goods and services) over the output tax (charged to customers on sales of goods and services). Value added tax is levied on the valued added at each stage of production and distribution including servicing, generally at the rate of 7 percent.

Note 3  -    Transactions with related parties

     The Company has certain transactions with its related parties. A portion of the Company's assets and liabilities arose from transactions with said related parties. These companies are related through common shareholdings and/or directorships. The effects of these transactions are reflected in the accompanying financial statements on the bases determined by the companies concurred.

                                       1994            1995            1996
                                   Million Baht    Million Baht    Million Baht
Advance to related party
   J.M.T. Duty Free Co., Ltd.            -               -               2.59

Trade accounts payable - related party
   Lengle (Thailand) Co., Ltd.          15.21          30.07            32.91

Purchase of finished goods
   Lengle (Thailand) Co., Ltd.         155.42           6.65               -

Purchasing commission
   Lengle (Thailand) Co., Ltd.            -            17.62            13.43

     The above represents advance to related party for expenses which is interest - free and payable on demand.

                          J.M.T. GROUP COMPANY LIMITED

Note  4  -   Loan to director

     The Company has a loan to director which bears an interest at the rate of MLR + 1.5% per annum.

     For the year 1996, the average rate of MLR (Minimum loan rate), was 14.25% per annum.

Note  5  -   Investments in other companies

                                                                                1994
                                             ---------------------------------------------------------------

                                                           Provision for devaluation      Net investments
                                                Cost             of investment          in other companies
                                             ----------  ----------------------------  ---------------------
                                                BAHT                  BAHT                      BAHT

Top Trade Overseas Promotion Co., Ltd.       1,000,000               68,125                   931,875
                                             ---------              -------                  --------
         Total                               1,000,000               68,125                   931,875
                                             =========              =======                  ========

                                                                                1995
                                             ---------------------------------------------------------------

                                                           Provision for devaluation      Net investments
                                                Cost             of investment          in other companies
                                             ----------  ----------------------------  ---------------------
                                                BAHT                  BAHT                      BAHT

Travel Overseas Promotion Co., Ltd.          6,000,000              534,069                 5,465,931
Top Trade Overseas Promotion Co., Ltd.       1,000,000               68,125                   931,875
Global Capital Group Co., Ltd.                 100,000               19,955                    80,045
                                             ---------              -------                 ---------
         Total                               7,100,000              622,149                 6,477,851
                                             =========              =======                 =========


                                                                                1996
                                             ---------------------------------------------------------------

                                                           Provision for devaluation      Net investments
                                                Cost             of investment          in other companies
                                             ----------  ----------------------------  ---------------------
                                                BAHT                  BAHT                      BAHT

Travel Overseas Promotion Co., Ltd.          6,000,000              610,126                 5,389,874
Top Trade Overseas Promotion Co., Ltd.       1,000,000               68,125                   931,875
Global Capital Group Co., Ltd.                 100,000               19,955                    80,045
                                             ---------              -------                 ---------
         Total                               7,100,000              698,206                 6,401,794
                                             =========              =======                 =========

     The Company acquired 10,000 shares of common stock in Top Trade Overseas Promotion Co., Ltd., on October 18, 1994 an equivalent to 10% of the registered capital. Top Trade Overseas Promotion Co., Ltd. was established in Thailand on July 13, 1994, and has a registered capital totaling Baht 10 million divided into 100,000 shares of common stock with Baht 100 per share. Top Trade Overseas Promotion Co., Ltd. suffered a loss of Baht 68,125 in 1994. The amount of loss was determined to be equal to the decline in the net realizable value of the investment and has been reflected in the statement of income for the year ended December 31, 1994. As for the financial years 1995 and 1996, the Company had not recognized any gain or loss as there were no financial reports available.

                          J.M.T. GROUP COMPANY LIMITED

     The Company acquired 60,000 shares of common stock in Travel Overseas Promotion Co., Ltd., on July 5, 1995 an equivalent to 10% of the registered capital. Travel Overseas Promotion Co., Ltd. was established in Thailand on October 14, 1993, and has registered capital totaling Baht 60 million divided into 600,000 shares of common stock with Baht 100 per share. Travel Overseas Promotion Co., Ltd. suffered a loss of Baht 534,069 and Baht 76,057 in 1995 and 1996, respectively. The amount of loss was determined to be equal to the decline in the net realizable value of the investment and has been reflected in the statement of Income for the years ended December 31, 1995 and 1996 respectively.

     The Company acquired 10,000 shares of common stock in Global Capital Group Co., Ltd., on July 20, 1995 an equivalent to 1% of the registered capital. Global Capital Group Co., Ltd. was established in Thailand on June 14, 1994, and has a registered capital totaling Baht 10 million divided into 10,000 shares of common stock with Baht 10 per share. Global Capital Group Co., Ltd. suffered a loss of Baht 19,955 in 1995, The amount of loss was determined to be equal to the decline in the net realizable value of the investment and has been reflected in the statement of Income for the year ended December 31, 1995. As for the financial year 1996, the Company had not recognized any gain or loss as there was no financial report available.

Note  6  -   Investment in Closed-End Mutual Fund (trading securities)

                                                    1995               1996
                                                 ---------          ---------
                                                    BAHT               BAHT

At Cost                                          2,000,000          2,000,000
Loss on decline in market value of investment      320,000          1,000,000
                                                 ---------          ---------
         Net investment in mutual fund           1,680,000          1,000,000
                                                 =========          =========
     On May 23, 1995, the Company acquired 200,000 investment units of Bangkok Metropolitan Fund, equivalent to 0.05% of the registered fund. Bangkok Metropolitan Fund, a 5 years closed-end mutual fund, was established and managed by The Mutual Fund Public Company Limited, and has a registered fund totalling Baht 2,000 million divided into 200 million investment units with par value of Baht 10 each.

Note  7  -   Property, Plant and Equipment - Net

                                             1994          1995          1996
                                           --------      --------      --------
                                             BAHT          BAHT          BAHT

Leasehold improvement                         -          5,176,580   11,466,991
Selling office equipment and fixtures      11,666,802   12,428,612   14,215,799
                                          -----------  -----------  -----------
 Sub-total                                 11,666,802   17,605,192   25,682,790
Less  accumulated depreciation              3,779,942    6,141,316   10,071,101
                                          -----------  -----------  -----------
 Total property, plant and equipment - Net  7,886,860   11,463,876   15,611,689
                                          ===========  ===========  ===========

                          J.M.T. GROUP COMPANY LIMITED

Note  8  -   Restricted fixed deposit

     Restricted fixed deposit is pledged as guarantee with a commercial bank for the issuance of letter of guarantee required under an agreement with the Airports Authority of Thailand in which the Company was granted the exclusive operating right to sell products and souvenirs, and to rent the commercial space to carry out such activities in the International Airport of Thailand.

Note  9  -   Bank overdraft

     The Company has an overdraft facility of Baht 5 million which bears an interest at the rate of MOR + 1% per annum, and is guaranteed by the director and the pledged fixed deposit.

     For the year 1994, 1995, and 1996, the average rates of MOR (minimum overdraft rate) were 11.5% per annum, 13.75% per annum and 14.25% per annum, respectively.

Note  10 -   Loan from bank

     The Company has a short-term loan with a local bank for Baht 100 million which bears an interest at the rate of MLR + 1.5% per annum. The repayment schedule is by ten equal installments of Baht 10 million, starting from November, 1996. The short-term loan is guaranteed by two of the Company's directors together with the related company, and the pledge of the Company's one million shares (at a par value of Baht 100 per share) totalling Baht 100 million in J.M.T. Duty Free Company Ltd.

     For the year 1996, the average rate of MLR (Minimum loan rate), was 14.25% per annum.

Note  11 -   Loan from finance institution

     The Company issued a 30 days promissory note payable to a commercial bank for Baht 20 million, which beared an interest at the rate of 13-14.25% per annum.

Note  12 -   Advance from director

     The Company has advance from director amounting of Baht 18.76 million and Baht 61.26 million in 1994 and 1995, respectively, for the Company's operation fund. This advance is non interest bearing advance and will be repaid when the company has positive fund from operations.

Note  13 -   Share capital

     The extraordinary meetings of shareholders held on January 3, 1994 and January 18, 1994, passed the resolution to increase the Company's capital by Baht 200 million by issuing 2 million new shares of common stock, par value Baht 100 per share.

                          J.M.T. GROUP COMPANY LIMITED

Note  14 -   Commitments and contingent liabilities

     In order to obtain the exclusive rights to operate at the international and domestic airports in Thailand, the Company entered into various agreements with the Airports Authority of Thailand, namely agreement to operate at the international and domestic airports and agreement to rent office space.

     The Company is required to pay concession fee, rental and service fees, property tax, and other expenses under the agreements. A summary of the concession and rental fee payable for the remaining periods of the agreements are as follows :

                                                       Rental and Service fee
                        Concession fee                   and Other expenses
                       ----------------               ------------------------
                         Million Baht                       Million Baht

     1997                   571.62                              15.27
     1998                   177.68                               4.85
     1999                    20.60                               0.68

     As at 31st December, 1996, the Company was contingently liable for bank guarantees totalling Baht 248.4 million issued in favour of the Airports Authority of Thailand as a performance bond.

                        J.M.T. DUTY FREE COMPANY LIMITED
                     REPORT AND INTERIM FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)

BDO Binder (Thailand) Ltd.
Certified Public Accountants and Consultants
22nd Floor, CTI Tower
191741 New  Ratchadapisak Road
Klongloey, Bangkok 10110 Thailand
Telephone: (662) 261-1251
Telefax: (662) 261-1255



To The Board of Directors and Shareholders of
J.M.T. Duty Free Company Limited

          We have reviewed the accompanying balance sheet of J.M.T. Duty Free Company Limited (the Company) as of March 31, 1997 and the related statements of income, changes in shareholders' equity, and cash flow for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of
     Certified Public Accountants. These financial statements are the responsibility of the Companys management.

          A review consists principally of inquiries of the Companys personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

          Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles in the United States.

          /S/ BDO Binder (Thailand) Ltd.

BDO Binder (Thailand) Ltd.
BANGKOK : July 15, 1997.

                                        (UNAUDITED)

                        J.M.T. DUTY FREE COMPANY LIMITED
                                 BALANCE SHEETS
                               AT MARCH 31, 1997


                                                                                    Conversion
                                                Note          BAHT                      US$
      ASSETS
Current Assets
  Cash and cash equivalents                        1       31,954,317                  1,230,432
  Trade accounts receivable                                10,764,467                    414,496
  Refundable valued added tax                      2        8,177,813                    314,895
  Advance for duty-free goods                               6,432,007                    247,671
  Advance to directors                             5,3     87,005,796                  3,350,242
  Advance to related parties                       6,4     21,303,644                    820,317
  Inventories                                             213,092,174                  8,205,321
  Prepaid expenses                                          6,971,058                    268,427
  Other current assets                                      6,591,280                    253,804
                                                         -------------               ------------
      Total Current Assets                                392,292,556                 15,105,605
Property, plant and equipment                      7,5    104,568,251                  4,026,502
Restricted fixed deposit                           6      198,740,325                  7,652,689
Other long-term assets                                      2,244,876                     86,440
                                                         -------------               ------------
      Total Assets                                        697,846,008                 26,871,236
                                                         =============               ============

    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Bank overdraft                                   7       22,152,090                    852,988
  Current portion of hire-purchase payable         8        1,235,136                     47,560
  Current portion of long-term loan                9          244,657                      9,421
  Trade accounts payable                                  315,258,694                 12,139,342
  Advance from related parties                     4        7,550,000                    290,720
  Leasehold improvement payable                            11,803,683                    454,512
  Accrued concession fee                                   49,695,707                  1,913,581
  Accrued payable                                          32,455,620                  1,249,735
  Other current liabilities                                 4,137,459                    159,316
                                                         -------------               ------------
      Total current liabilities                           444,533,046                 17,117,175
Hire - purchase payable - net                      8        1,893,667                     72,918
Long-term loan - net                               9        9,729,065                    374,627
                                                         -------------               ------------
      Total Liabilities                                   456,155,778                 17,564,720
                                                         -------------               ------------
Shareholders' Equity
  Share capital
    Authorized, issued and paid up
      2,000,000 common stock, Baht 100 par value          200,000,000                  7,701,193
    Retained earnings                                      41,690,230                  1,605,323
                                                         -------------               ------------
      Shareholders' Equity                                241,690,230                  9,306,516
                                                         -------------               ------------
      Total Liabilities and Shareholders' Equity          697,846,008                 26,871,236
                                                         =============               ============


    The accompanying notes are an integral part of the financial statements.

                                         (UNAUDITED)


                        J.M.T. DUTY FREE COMPANY LIMITED
                              STATEMENTS OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997




                                                                      Conversion
                                                     BAHT                   US$

Sales                                             385,672,213           14,850,682
                                                 -------------        -------------
Cost of sales :
  Cost of products                                167,097,323            6,434,244
  Concession fee                                  118,452,873            4,561,142
                                                 -------------        -------------
    Total cost of sales                           285,550,196           10,995,386
                                                 -------------        -------------
Gross profit                                      100,122,017            3,855,296
                                                 -------------        -------------
Operating expenses :
  Selling expenses
    Sales salaries and welfare                     18,800,645              723,937
    Rental and service fee
     and other expenses under
     the concession agreement                       4,545,724              175,037
    Depreciation                                    1,951,894               75,160
    Others                                          7,847,144              302,162
                                                 -------------        -------------
                                                   33,145,407            1,276,296
  Administrative expenses                          12,894,783              496,526
                                                 -------------        -------------
    Total operating expenses                       46,040,190            1,772,822
                                                 -------------        -------------
Income from operation                              54,081,827            2,082,474
                                                 -------------        -------------
Other revenues
  Interest income                                   4,349,866              167,496
  Gain on foreign exchange                          1,155,417               44,490
  Other income                                      3,290,545              126,705
                                                 -------------        -------------
     Total other revenues                           8,795,828              338,691
                                                 -------------        -------------
Other expenses :

  Interest expenses                                   576,777               22,209
                                                 -------------        -------------
    Total other expenses                              576,777               22,209
                                                 -------------        -------------
Net income                                         62,300,878            2,398,956
                                                 =============        =============
Earnings per share                                      31.15                 1.20
                                                 =============        =============


    The accompanying notes are an integral part of the financial statements.

                                  (UNAUDITED)



                        J.M.T. DUTY FREE COMPANY LIMITED
                            STATEMENTS OF CASH FLOWS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997



                                                                                    Conversion
                                                               BAHT                     US$
Cash flows from operating activities :
  Net income                                                   62,300,878            2,398,956
  Adjustments to reconcile net income to net cash
    used by operating activities :
    Depreciation                                                1,951,894               75,160
    Decrease (increase) in operating assets :
      Trade accounts receivable                               (10,764,467)            (414,496)
      Refundable valued added tax                              (5,866,564)            (225,898)
      Advance for duty-free goods                               2,117,680               81,543
      Advance for office and shop improvement                  12,911,430              497,167
      Advance to director                                     (49,173,958)          (1,893,491)
      Advance to related parties                              (19,403,644)            (747,156)
      Inventories                                            (113,045,437)          (4,352,924)
      Prepaid expenses                                            509,106               19,604
      Other current assets                                     (4,454,831)            (171,537)
    Increase (decrease) in operating liabilities :
      Trade accounts payable                                  195,658,826            7,534,033
      Decrease in advance from related company                (12,596,355)            (485,035)
      Leasehold improvement payable                                81,189                3,126
      Accrued payable                                          24,322,312              936,554
      Accrued concession fee                                   49,695,707            1,913,581
      Other current liabilities                                   936,283               36,052
                                                             -------------         ------------
        Net cash provided by operating activities             135,180,049            5,205,239
                                                             -------------         ------------
Cash flows from investing activities :
  Purchase of fixed assets                                    (77,272,870)          (2,975,466)
  Increase in restricted fixed deposit                        (38,015,866)          (1,463,838)
  Increase in other long-term assets                             (924,248)             (35,589)
                                                             -------------         ------------
        Net cash (used) by investing activities              (116,212,984)          (4,474,893)
                                                             -------------         ------------
Cash flows from financing activities :
  Increase in bank overdrafts                                  (1,313,699)             (50,585)
  Repayment of long-term loan                                     (26,278)              (1,012)
  Proceeds from long-term loan                                 10,000,000              385,059
  Proceeds from hire-purchase payable                             977,904               37,655
  Repayment of hire-purchase payable                             (885,017)             (34,078)
                                                             -------------         ------------
      Net cash provided by financing activities                 8,752,910              337,039
                                                             -------------         ------------
Net increase in cash and cash equivalents                      27,719,975            1,067,385
Cash and cash equivalents -beginning of period                  4,234,342              163,047
                                                             -------------         ------------
Cash and cash equivalents - end of period                      31,954,317            1,230,432
                                                             =============         ============


    The accompanying notes are an integral part of the financial statements.

                        J.M.T. DUTY FREE COMPANY LIMITED
                 STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)

                                            Common stock                 Retained             Total
                                    -----------------------------                          Shareholder's
                                     Shares          Amount              earnings             Equity               Conversion
                                    --------        --------           ------------      -----------------       --------------
                                                      BAHT                 BAHT                BAHT                    US$

Balance, January 1, 1997            2,000,000         200,000,000          (20,610,648)     179,389,352            6,907,561
Net income                              -                  -                62,300,878       62,300,878            2,398,956
                                    ---------         -----------          ------------     -----------            ---------
Balance, March 31, 1997             2,000,000         200,000,000           41,690,230      241,690,230            9,306,516
                                    =========         ===========          ============     ===========            =========


    The accompanying notes are an integral part of the financial statements.

                        J.M.T. DUTY FREE COMPANY LIMITED

                      NOTES TO INTERIM FINANCIAL STATEMENTS

GENERAL INFORMATION

          J.M.T. Duty Free Company Limited (the Company) engaged in Thailand having its registed business address at 888/60 - 62 Plaenchit Road, Patumwan, Bangkok, Thailand. The main businesses of the Company are the selling of duty free products in the international an airports of Thailand. The Company has been granted such exclusive operating rights under an agreement with the Airports Authority of Thailand.

          Thai Baht is the Companys home country currency, however, for the convenience to the users of financial statements, the 1997 Thai Baht figures were converted into US dollars at the exchange rate of $ 1 = Thai Baht 25.97 which was in effect on March 31, 1997 (Information source: Bank of Thailands official announcement).

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of  Estimates

          The preparation of the financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Interim financial information

          The interim financial statements for the three-months ended March 31, 1997 are unaudited. In the opinion of management, such statements reflect all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the results of operations for the interim periods. The results of operations for the three-months ended March 31, 1997 are not necessarily indicative of the results for the entire year.

     Foreign Currency Transactions

          Foreign currency transactions are recorded at the average rate of the exchange ruling at the transaction date. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the average rate of exchange ruling at that date. Exchange differences are dealt with in the statement of income.

     Cash and Cash Equivalents

          The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                        J.M.T. DUTY FREE COMPANY LIMITED

     Inventory valuation

          Inventory are stated at the lower of cost or market. Costs are calculated on weighted average basis.

     Depreciation

          Property, plant and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets 5 years.

     Income Taxes

          Corporate income taxes were treated per Thai tax regulations. However, the temporary differences, if any, have been provided for using the liability method in accordance with FASB Statement No. 109, Accounting for Income Taxes.

     Revenue Recognition

          The Company recognizes revenue from product sales at the point of sales.

     Fair Value of Financial Instruments

          The carrying amount of cash, trade accounts receivable, notes receivable, trade accounts payable and accrued payables are reasonable estimates of their fair value because of the short maturity of these items. The carrying amounts of the Company's credit facilities approximate fair value because the interest rates on these instruments are subject to change with market interest rates.

     Earnings per Share

          Earnings per share was computed by dividing net income from the continuing operations for the year by the weighted average shares (2,000,000 shares) of common stock outstanding during the period as of March 31, 1997.

Note  1  -   Cash  and  cash equivalents

                                                                       BAHT
                                                                   ------------
Cash in hand and at bank                                            31,954,317
Short-term investment                                                    -
                                                                   ------------
         Total                                                      31,954,317
                                                                   ============

                        J.M.T. DUTY FREE COMPANY LIMITED

Note 2  -    Refundable Value Added Tax

          Refundable value added tax (VAT) is represented by the excess of input tax (charged by suppliers on purchases of goods and services) over the output tax (charged to customers on sales of goods and services). Value added tax is levied on the valued added at each stage of production and distribution including servicing, generally at the rate of 7 percent.

Note 3  -    Advance to directors

          The Company has advance to directors amounting of Baht 87 million this advance is non interest bearing advance and payable on demand

Note 4  -    Transactions with related parties

          The Company has certain transactions with its related parties. A portion of the Companys assets and liabilities arose from transactions with said related parties. These companies are related through common shareholdings and/or directorships. The effects of these transactions are reflected in the accompanying financial statements on the bases determined by the companies concurred.

                                                                        BAHT
Advance to related parties                                           ----------
         J.M.T. Group Co., Ltd.                                      19,403,644
         Downtown D.F.S. (Thailand) Co., Ltd.                         1,900,000
                                                                     ----------
                  Total                                              21,303,644
                                                                     ==========
Advance from related parties
         47 Co., Ltd.                                                 4,550,000
         Top China Group Co., Ltd                                     3,000,000
                                                                     ----------
                   Total                                              7,550,000
                                                                     ==========
          The above represents advance to related parties and advance from related parties which are interest - free and payable on demand.

Note  5  -   Property, Plant and Equipment - Net

                                                                       BAHT
                                                                     ----------
Land and building                                                    10,447,644
Leasehold improvement                                                69,388,535
Selling office equipment and fixtures                                20,527,436
Vehicle                                                               6,821,213
                                                                    -----------
         Sub-total                                                  107,184,828
Less  accumulated depreciation                                        2,616,577
                                                                    -----------
         Total property, plant and equipment - Net                  104,568,251
                                                                    ===========

                        J.M.T. DUTY FREE COMPANY LIMITED

Note  6  -   Restricted fixed deposit

          Restricted fixed deposit is pledged as guarantee with a commercial bank for the issuance of letter of guarantee required under an agreement with the Airports Authority of Thailand in which the Company was granted the exclusive operating right to sell products and souvenirs, and to rent the commercial space to carry out such activities in the International Airport of Thailand.

Note  7  -   Bank overdraft

          The Company has an overdraft facility of Baht 20 million which bears an interest at the rate of 15.5% per annum and is guaranteed by the Company's directors.

Note  8 -    Hire - purchase payable - net

                                                                         BAHT
                                                                     ----------
Hire - purchase payable                                               3,128,803
Less : Current portion of hire-purchase payable                       1,235,136
                                                                     ----------
Hire - purchase payable - net                                         1,893,667
                                                                     ==========

Note  9  -   Long-term loan - net

                                                                         BAHT
                                                                     ----------
Long-term loan                                                        9,973,722
Less : Current portion of long-term loan                                244,657
                                                                     ----------
Long-term loan - net                                                  9,729,065
                                                                     ==========
          The Company has a long-term loan with a local financial institution for Baht 10 million which bears an interest at the rate of 13.5% per annum. The repayment schedule is by 76 months installments of Baht 129,840 (inclusive interest), starting from March 4, 1997. The long-term loan is guaranteed by the Company's land.

                        J.M.T. DUTY FREE COMPANY LIMITED

Note  10 -   Commitments and contingent liabilities

          In order to obtain the exclusive rights to operate at the international and domestic airports in Thailand, the Company entered into various agreements with the Airports Authority of Thailand, namely agreement to operate at the international and domestic airports and agreement to rent office space.

          The Company is required to pay concession fee, rental and service fees, property tax, and other expenses under the agreements. A summary of the concession and rental fee payable for the remaining periods of the agreements are as follows :

                                                      Rental and Service fee
                                Concession fee           and Other expenses
                               ----------------     -------------------------
                                 Million Baht               Million Baht

                 1997                650                       14.67
                 1998                675                       14.67
                 1999                700                       14.67
                 2000                725                       14.67
                 2001                750                       14.67

          As at March 31, 1997 the Company was contingently liable for bank guarantees totalling Baht 347.5 million issued in favour of the Airports Authority of Thailand as a performance bond.

                        J.M.T. DUTY FREE COMPANY LIMITED
                         REPORT AND FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

BDO Binder (Thailand) Ltd.
Certified Public Accountants and Consultants
22nd Floor, CTI Tower
191741 New  Ratchadapisak Road
Klongloey, Bangkok 10110 Thailand
Telephone: (662) 261-1251
Telefax: (662) 261-1255

To The Board of Directors and Shareholders of
J.M.T. Duty Free Company Limited

          We have audited the accompanying balance sheets of J.M.T. Duty Free Company Limited as of December 31, 1996 and the related statements of income, changes in shareholders equity and cash flow for the eleven months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of J.M.T. Duty Free Company Limited as of December 31, 1996 and the results of its operations, the changes in its shareholders equity and its cash flow for the eleven months then ended in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

          /S/  BDO Binder (Thailand) Ltd.

BDO Binder (Thailand) Ltd.
BANGKOK : July 15, 1997.

                        J.M.T. DUTY FREE COMPANY LIMITED
                                 BALANCE SHEETS
                              AT DECEMBER 31, 1996


                                                                        Conversion
                                    Note              BAHT                  US$
      ASSETS
Current Assets
  Cash and cash equivalents            1                4,234,342          165,275
  Refundable valued added tax          2                2,311,249           90,213
  Advance for duty-free goods                           8,549,687          333,711
  Advance for office and shop                          13,140,187          512,888
  improvement
  Advance to directors                 3               37,831,838        1,476,652
  Advance to related party             4                1,900,000           74,161
  Inventories                                         100,046,737        3,905,025
  Prepaid expenses                                      7,480,164          291,966
  Other current assets                                  1,907,692           74,461
                                                      ------------      -----------
      Total Current Assets                            177,401,896        6,924,352
Property, plant and equipment-net      5               29,247,274        1,141,580
Restricted fixed deposit               6              160,724,459        6,273,398
Other long-term assets                                  1,320,628           51,546
                                                      ------------      -----------
      Total Assets                                    368,694,257       14,390,876
                                                      ============      ===========
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Bank overdraft                       7               23,465,789          915,917
  Current portion of hire-purchase     8                1,626,557           63,488
  payable
  Trade accounts payable                              119,599,868        4,668,223
  Advance from related parties         4               20,146,356          786,353
  Leasehold improvement payable                        11,722,493          457,552
  Accrued payable                                       8,133,308          317,459
  Other current liabilities                             3,201,176          124,948
                                                      ------------       -----------
      Total current liabilities                       187,895,547        7,333,940
Hire - purchase payable - net          9                1,409,358           55,010
                                                      ------------       -----------
      Total Liabilities                               189,304,905        7,388,950
                                                      ------------       -----------
Shareholders' Equity
  Share capital
    Authorized, issued and paid up
      2,000,000 common stock, Baht 100 par value      200,000,000        7,806,401
    Net loss                                          (20,610,648)        (804,475)
                                                      ------------      ------------
      Shareholders' Equity                            179,389,352        7,001,926
                                                      ------------      ------------
      Total Liabilities and Shareholders' equity      368,694,257       14,390,876
                                                      ============      ============



    The accompanying notes are an integral part of the financial statements.

                                    DIRECTOR
                        J.M.T. DUTY FREE COMPANY LIMITED
                              STATEMENTS OF INCOME
                 FOR THE ELEVEN MONTHS ENDED DECEMBER 31, 1996



                                                                               Conversion
                                                           BAHT                    US$

Sales                                                       -                       -
Cost of products                                          168,552                   6,579
                                                      ------------               ---------
Gross profit                                             (168,552)                 (6,579)
                                                      ------------               ---------
Operating expenses :
  Selling expenses
    Sales salaries and welfare                         14,381,646                 561,344
    Rental and service fee and
     other expenses under
     the concession agreement                             346,275                  13,516
    Depreciation                                          664,682                  25,944
    Others                                                251,587                   9,820
                                                      ------------               ---------
                                                       15,644,190                 610,624
  Administrative expenses                               8,516,170                 332,403
                                                      -------------              ---------
    Total operating expenses                           24,160,360                 943,027
                                                      -------------              ---------
Loss from operation                                   (24,328,912)               (949,606)
                                                      -------------              ---------
Other revenues :
  Interest income                                       3,957,549                 154,471
  Gain on foreign exchange                                446,870                  17,442
                                                      -------------              ---------
    Total other revenues                                4,404,419                 171,913
                                                      -------------              ---------
Other expenses :
  Interest expenses                                       686,155                  26,782
                                                      -------------              ---------
    Total other expenses                                  686,155                  26,782
                                                      -------------              ---------
Net loss                                              (20,610,648)               (804,475)
                                                      =============              =========
Loss per share                                             (15.46)                  (0.60)
                                                      =============              =========


    The accompanying notes are an integral part of the financial statements.

                        J.M.T. DUTY FREE COMPANY LIMITED
                            STATEMENTS OF CASH FLOWS
                 FOR THE ELEVEN MONTHS ENDED DECEMBER 31, 1996



                                                                                    Conversion
                                                         BAHT                           US$
Cash flows from operating activities :
  Net income                                            (20,610,648)                  (804,475)
  Adjustments to reconcile net income to net cash
    used by operating activities :
    Depreciation                                            664,682                     25,944
    Decrease (increase) in operating assets :
      Refundable valued added tax                        (2,311,249)                   (90,213)
      Advance for duty-free goods                        (8,549,687)                  (333,711)
      Advance for office and shop improvement           (13,140,187)                  (512,888)
      Advance to director                               (37,831,838)                (1,476,653)
      Advance to related party                           (1,900,000)                   (74,161)
      Inventories                                      (100,046,737)                (3,905,025)
      Prepaid expenses                                   (7,480,164)                  (291,966)
      Other current assets                               (1,907,692)                   (74,461)
    Increase (decrease) in operating liabilities :
      Trade accounts payable                            119,599,868                  4,668,223
      Advance from related parties                       20,146,356                    786,353
      Leasehold improvement payable                      11,722,493                    457,552
      Accrued payable                                     8,133,308                    317,459
      Other current liabilities                           3,201,176                    124,948
                                                      ---------------             --------------
        Net cash provided by operating activities       (30,310,319)                (1,183,072)
                                                      ---------------             --------------
Cash flows from investing activities :
  Purchase of fixed assets                              (29,911,956)                (1,167,524)
  Increase in restricted fixed deposit                 (160,724,459)                (6,273,398)
  Increase in other long-term assets                     (1,320,628)                   (51,547)
  Increase in hire - purchase payable                     3,035,915                    118,498
                                                      ---------------             --------------
        Net cash (used) by investing activities        (188,921,128)                (7,373,971)
                                                      ---------------             --------------
Cash flows from financing activities :
  Increase in bank overdrafts                            23,465,789                    915,917
  Capital contribution                                  200,000,000                  7,806,401
                                                      ---------------             --------------
      Net cash provided by financing activities         223,465,789                  8,722,318
                                                      ---------------             --------------
Net increase in cash and cash equivalents                 4,234,342                    165,275
Cash and cash equivalents - beginning of period              -                            -
                                                      ---------------             --------------
Cash and cash equivalents - end of period                 4,234,342                    165,275
                                                      ===============             ==============


    The accompanying notes are an integral part of the financial statements.

                        J.M.T. DUTY FREE COMPANY LIMITED
                 STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 FOR THE ELEVEN MONTHS ENDED DECEMBER 31, 1996


                                         Common stock                              Total
                                 ------------------------------                 Shareholder's
                                      Shares         Amount         Deficit        Equity           Conversion
                                 ---------------   -----------    -----------  --------------      ------------
                                                      BAHT           BAHT           BAHT                US$

Issuance of common stock on
 February 26, 1996                  2,000,000       200,000,000        -           200,000,000         7,806,401
Net loss                                -                -          (20,610,648)   (20,610,648)         (804,475)
                                   ----------       -----------     ------------   ------------        ----------
Balance, December 31,               2,000,000       200,000,000     (20,610,648)   179,389,352         7,001,926
                                   ==========       ===========     ============   ============        ==========


    The accompanying notes are an integral part of the financial statements.

                        J.M.T. DUTY FREE COMPANY LIMITED

                          NOTES TO FINANCIAL STATEMENTS

GENERAL INFORMATION

          J.M.T. Duty Free Company Limited (the Company) engaged in Thailand having its registed business address at 888/60 - 62 Plaenchit Road, Patumwan, Bangkok, Thailand. The main businesses of the Company are the selling of duty free products in the international an airports of Thailand. The Company has been granted such exclusive operating rights under an agreement with the Airports Authority of Thailand.

          Thai Baht is the Companys home country currency, however, for the convenience to the users of financial statements, the 1996 Thai Baht figures were converted into US dollars at the exchange rate of $ 1 = Thai Baht 25.62 which was in effect on December 30, 1996 (Information source:
     Bank of Thailand's official announcement).

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of  Estimates

          The preparation of the financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Foreign Currency Transactions

          Foreign currency transactions are recorded at the average rate of the exchange ruling at the transaction date. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the average rate of exchange ruling at that date. Exchange differences are dealt with in the statement of income.

     Cash and Cash Equivalents

          The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

     Inventory valuation

          Inventory are stated at the lower of cost or market. Costs are calculated on weighted average basis.

     Depreciation

          Property, plant and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets 5 years.

                        J.M.T. DUTY FREE COMPANY LIMITED

     Income Taxes

          Corporate income taxes were treated per Thai tax regulations. However, the temporary differences, if any, have been provided for using the liability method in accordance with FASB Statement No. 109, Accounting for Income Taxes.

     Revenue Recognition

          The Company recognizes revenue from product sales at the point of sales.

     Fair Value of Financial Instruments

          The carrying amount of cash, trade accounts receivable, notes receivable, trade accounts payable and accrued payables are reasonable estimates of their fair value because of the short maturity of these items. The carrying amounts of the Company's credit facilities approximate fair value because the interest rates on these instruments are subject to change with market interest rates.

     Earnings per Share
          Earnings per share was computed by dividing net income from the continuing operations for the year by the weighted average shares (1,333,333 shares) of common stock outstanding during the period as of December 31, 1996.

Note  1  -   Cash  and  cash equivalents

                                                                       BAHT

Cash in hand and at bank                                           4,234,342
Short-term investment                                                  -
                                                                  -----------
         Total                                                     4,234,342
                                                                  ===========
Note 2  -    Refundable Value Added Tax

          Refundable value added tax (VAT) is represented by the excess of input tax (charged by suppliers on purchases of goods and services) over the output tax (charged to customers on sales of goods and services). Value added tax is levied on the valued added at each stage of production and distribution including servicing, generally at the rate of 7 percent.

Note 3  -    Advance to directors

          The Company has advance to directors amounting of Baht 37.8 million this advance is non interest bearing advance and payable on demand

                        J.M.T. DUTY FREE COMPANY LIMITED

Note 4  -    Transactions with related parties

          The Company has certain transactions with its related parties. A portion of the Companys assets and liabilities arose from transactions with said related parties. These companies are related through common shareholdings and/or directorships. The effects of these transactions are reflected in the accompanying financial statements on the bases determined by the companies concurred.


                                                                    BAHT

Advance to related party
         Downtown D.F.S. (Thailand) Co., Ltd                       1,900,000
                                                                  ===========
Advance from related parties
         Lengle (Thailand) Co., Ltd.                              10,000,000
         47 Co., Ltd                                               4,550,000
         Top China Group Co., Ltd                                  3,000,000
         J.M.T. Group Co., Ltd                                     2,596,356
                                                                  -----------
                  Total                                           20,146,356
                                                                  ===========

          The above represents advance to related party and advance from related parties which are interest - free and payable on demand.

Note  5  -   Property, Plant and Equipment - Net

                                                                     BAHT

Leasehold improvement                                             16,639,172
Selling office equipment and fixtures                              7,602,880
Vehicle                                                            5,669,904
                                                                  -----------
         Sub-total                                                29,911,956
Less  accumulated depreciation                                       664,682
                                                                  -----------
         Total property, plant and equipment - Net                29,247,274
                                                                  ===========
Note  6  -   Restricted fixed deposit

          Restricted fixed deposit is pledged as guarantee with a commercial bank for the issuance of letter of guarantee required under an agreement with the Airports Authority of Thailand in which the Company was granted the exclusive operating right to sell products and souvenirs, and to rent the commercial space to carry out such activities in the International Airport of Thailand.

                        J.M.T. DUTY FREE COMPANY LIMITED

Note  7  -   Bank overdraft

          The Company has an overdraft facility of Baht 20 million which bears an interest at the rate of 15.5% per annum and is guaranteed by the Company's directors.

Note  8 -    Hire - purchase payable - net

                                                            BAHT

Hire - purchase payable                                  3,035,915
Less : Current portion of hire - purchase payable        1,626,557
                                                        -----------
Hire - purchase payable - net                            1,409,358
                                                        ===========

Note  9 -    Commitments and contingent liabilities

          In order to obtain the exclusive rights to operate at the international and domestic airports in Thailand, the Company entered into various agreements with the Airports Authority of Thailand, namely agreement to operate at the international and domestic airports and agreement to rent office space.

          The Company is required to pay concession fee, rental and service fees, property tax, and other expenses under the agreements. A summary of the concession and rental fee payable for the remaining periods of the agreements are as follows :

                                                         Rental and Service fee
                                  Concession fee           and Other expenses
                                 -----------------      ------------------------
                                   Million Baht                Million Baht

    1997................................650                       14.67
    1998................................675                       14.67
    1999................................700                       14.67
    2000................................725                       14.67
    2001................................750                       14.67

          As at December 31, 1996 the Company was contingently liable for bank guarantees totalling Baht 347.3 million issued in favour of the Airports Authority of Thailand as a performance bond.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
          INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)


     The Pro Forma Consolidated Balance Sheet as of March 31, 1997 and the Pro Forma Consolidated Statements of Income for the three months ended March 31, 1997 and for the year ended December 31, 1996 present the results of continuing operations of Immune America, Inc. (now known as King Power International Group Co., Ltd.), J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. at historical cost. The merger of King Power International Group Co., Ltd., J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. can be described as a step reverse acquisition where King Power International Group Co., Ltd. (a non-operating public shell company at the merger date) acquired J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. Consequently, the merger has been accounted for as a recapitalization and all assets and liabilities of J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. are recognized at historical cost. All future presentations of the registrant's results of operations for the periods prior to the June 12, 1997 merger will be the combined results of J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd.

         These statements include all material adjustments necessary to present the pro forma historical results of the above described transactions. The pro forma information does not purport to be indicative of the financial position or the results of operations which would have actually been obtained if the acquisition transaction had been consummated on the dates indicated. In addition, the pro forma financial information does not purport t be indicative of the financial position or results of operations that may be obtained in the future.

         The pro forma financial information has been prepared by the Registrant and all calculations have been made by the Registrant based on assumptions deemed appropriate by the Registrant. Certain of these assumptions have been set forth under the Notes to Pro Forma Consolidated Financial Information.

         The pro forma financial information should be read in conjunction with the Registrant's historical financial statements and notes thereto and the related historical financial statements and notes thereto for the acquired companies.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
                            PRO - FORMA CONSOLIDATED
                                 BALANCE SHEETS
                              AS AT MARCH 31, 1997
                                  (unaudited)


                                  King Power
                             International Group   J.M.T. Group   J.M.T. Duty Free    Pro-Forma
                                   Co., Ltd.     Co., Ltd.       Co., Ltd.        Adjustments     Pro-Forma
                                -------------   -------------  ----------------   -----------     -----------
                                     US$             US$              US$              US$            US$
         ASSETS
Current Assets
   Cash and cash equivalents            1,317      1,892,880       1,230,432                        3,124,629
   Trade accounts receivable                         147,060         414,496                          561,556
   Refundable valued added tax                     1,591,023         314,895                        1,905,918
   Advance for duty-free goods                                       247,671                          247,671
   Advance to related parties                                        820,317                          820,317
   Advance to other companies                         83,791               0                           83,791
   Loan to director                                  745,109       3,350,242                        4,095,351
   Inventories                                     7,926,863       8,205,321                       16,132,184
   Prepaid expenses                                                  268,427                          268,427
   Other current assets                               87,414         253,804                          341,218
                                  -----------     ----------      ----------        --------       ----------
     Total Current Assets               1,317     12,474,140      15,105,605               0       27,581,062
                                  -----------     ----------      ----------        --------       ----------
Investments in other companies                       246,507               0                          246,507
Investment in closed-end mutual                       38,506               0                           38,506
    fund                          -----------     ----------      ----------        --------       ----------
Property, plant and equipment                      1,008,228       4,127,256                        5,135,484
Less : accumulated depreciation                     (439,391)       (100,754)                        (540,145)
                                  -----------     ----------      ----------        --------       ----------
   Net property, plant and equipment        0        568,837       4,026,502               0        4,595,339
Restricted fixed deposit                           3,267,669       7,652,689                       10,920,358
Other long-term assets                                88,363          86,440                          174,803
                                  -----------     ----------      ----------        --------       ----------
         Total Assets                   1,317     16,684,022      26,871,236               0       43,556,575
                                  ===========     ==========      ==========        ========       ==========

     LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
   Bank overdraft                                          0         852,988                          852,988
   Loan from bank                                  3,465,537               0                        3,465,537
   Current portion of hire-purchase payable                0          47,560                           47,560
   Current portion of long-term loan                       0           9,421                            9,421
   Trade accounts payable                         14,064,261      12,139,342                       26,203,603
   Advance from related parties                      747,156         358,105                        1,105,261
   Leasehold improvement payable                           0         454,512                          454,512
   Accrued concession fee                                  0       1,913,581                        1,913,581
   Accrued payable                                    12,354       1,249,735                        1,262,089
   Other current liabilities                          78,226          91,931                          170,157
                                  -----------     ----------      ----------        ---------      ----------
          Total current liabilities         0     18,367,534      17,117,175                0      35,484,709
                                  -----------     ----------      ----------        ---------      ----------
   Hire-purchase payable - net                             0          72,918                           72,918
   Long-term loan - net                                    0         374,627                          374,627
                                  -----------     ----------      ----------        ---------      ----------
         Total Liabilities                  0     18,367,534      17,564,720                0      35,932,254
                                  -----------     ----------      ----------        ---------      ----------
Minority Interest                                                                     465,326 (3)     465,326

Shareholders' Equity
   Common stock, $0.001 par value
      100,000,000 shares authorized
      20,000,000 shares issued and        275                                          19,725 (1)      20,000
          outstanding
   Treasury stock                      (6,000)                                          6,000 (1)           0
   Paid-in capital                    151,186                                      18,619,106 (2)  18,770,292
   Deficit accumulated during the
      development stage              (144,144)                                        144,144 (2)           0
   Share capital
      Authorized, issued and paid up
         3,000,000 common stock,            0     11,551,791               0      (11,551,791)(2)           0
            US$ 3.85 par value
         2,000,000 common stock,            0              0       7,701,193       (7,701,193)(2)           0
            US$ 3.85 par value
      Retained earnings (deficit)       1,317    (13,235,303)      1,605,323           (1,317)(2) (11,629,980)
                                  -----------    ----------------------------------------------     -----------
         Shareholders' Equity           1,317     (1,683,512)      9,306,516         (465,326)      7,624,321
                                  -----------    ----------------------------------------------     -----------
         Total Liabilities and          1,317     16,684,022      26,871,236         (465,326)     43,556,575
           Shareholders' Equity   ===========    ==============================================     ===========

    The accompanying notes are an integral part of the financial statements.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
                            PRO - FORMA CONSOLIDATED
                              STATEMENTS OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                  (unaudited)

                                 King Power
                           International Group  J.M.T. Group     J.M.T.Duty Free       Pro-Forma
                                 Co., Ltd.      Co., Ltd.        Co., Ltd.             Adjustment     Pro-Forma
                                 --------------------------------------------------------------------------------
                                      US$           US$                US$                 US$            US$

Sales                                       0     12,468,245          14,850,682                      27,318,927
Gain on foreign exchange                    0        133,451              44,489                         177,940
                                 ------------    ------------------------------------------------     ----------
      Total sales and other                 0     12,601,696          14,895,171                0     27,496,867
        revenue                  ------------    ------------------------------------------------     ----------
Cost of sales :                                                                                                0
   Cost of products                         0      5,196,737           6,434,244                      11,630,981
   Concession fee                           0      5,239,666           4,561,142                       9,800,808
                                 ------------    ------------------------------------------------     ----------
      Total cost of sales                   0     10,436,403          10,995,386                0     21,431,789
                                 ------------    ------------------------------------------------     ----------
Gross profit (loss)                         0      2,165,293           3,899,785                       6,065,078
                                 ------------    ------------------------------------------------     ----------
Operating expenses :                                                                                           0
   Selling expenses                                                                                            0
      Sales salaries and welfare            0        877,114             723,937                       1,601,051
      Rental and service fee and
        other expenses under                0        196,753             175,037                         371,790
        the concession agreement
      Depreciation                          0         51,594              75,160                         126,754
      Others                                0        184,801             302,162                         486,963
                                 ------------    ------------------------------------------------     ----------
                                            0      1,310,262           1,276,296                0      2,586,558
   Administrative expenses                311        162,602             496,526                         659,439
                                 ------------    ------------------------------------------------     ----------
      Total operating expenses            311      1,472,864           1,772,822                0      3,245,997
                                 ------------    ------------------------------------------------     ----------
Income (loss) from operation             (311)       692,429           2,126,963                0      2,819,081
                                 ------------    ------------------------------------------------     ----------
Other revenues :
   Interest income                          0        329,724             167,496                         497,220

   Other income                             0         21,678             126,706                         148,384
                                 ------------    ------------------------------------------------     ----------
      Total other revenues                  0        351,402             294,202                0        645,604
                                 ------------    ------------------------------------------------     ----------
Other expenses :
   Interest expenses                        0         41,361              22,209                          63,570
   Minority interest in income                                                            119,948 (3)    119,948
    of subsidiary
                                 ------------    ------------------------------------------------     ----------
      Total other expenses                  0         41,361              22,209          119,948        183,518
                                 ------------    ------------------------------------------------     ----------
Net income (loss)                        (311)     1,002,470           2,398,956         (119,948)     3,281,167
                                 ============    ================================================     ==========

Pro - forma earnings (loss) per shares                                                            (5)       0.16
                                                                                                      ==========
Pro - forma weighted average common                                                                   20,000,000
     shares outstanding                                                                               ==========


    The accompanying notes are an integral part of the financial statements.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
                            PRO - FORMA CONSOLIDATED
                              STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (unaudited)


                                King Power
                           International Group   J.M.T. Group        J.M.T. Duty Free               Pro-Forma
                                Co., Ltd.            Co., Ltd.             Co., Ltd.                  Adjustment      Pro-Forma
                                   US$                  US$                   US$                        US$             US$

Sales                                0          41,521,921                      0                                  41,521,921
Gain on foreign exchange             0             443,446                 17,208                                     460,654
                               --------        -----------------------------------                 ----------      ----------
   Total sales and other             0          41,965,367                 17,208                           0      41,982,575
      revenues                 --------        -----------------------------------                 ----------      ----------
Cost of sales :
  Cost of products                   0          14,327,123                  6,490                                  14,333,613
  Concession fee                     0          19,866,251                      0                                  19,866,251
                               --------        -----------------------------------                 ----------      ----------
     Total cost of sales             0          34,193,374                  6,490                           0      34,199,864
                               --------        -----------------------------------                 ----------      ----------
Gross profit (loss)                  0           7,771,993                 10,718                                   7,782,711
                               --------        -----------------------------------                 ----------      ----------
Operating expenses :
     Selling expenses
Sales salaries and welfare           0           3,678,781                553,779                                   4,232,560
Rental and service fee
  and other expenses                 0             522,356                 13,334                                     535,690
  under the concession
  agreement
Depreciation                         0             153,387                 25,594                                     178,981
Others                               0             356,674                  9,688                                     366,362
                               --------        -----------------------------------                  ----------     ----------
                                     0           4,711,198                602,395                            0      5,313,593
Administrative expenses          9,889             566,822                327,923                       76,641 (4)    981,275
                               --------        -----------------------------------                  ----------     ----------
     Total operating             9,889           5,278,020                930,318                       76,641      6,218,227
      expenses                 --------        -----------------------------------                  ----------     ----------
Income (loss) from              (9,889)          2,493,973               (919,600)                     (76,641)     1,564,484
    operation                  --------        -----------------------------------                  ----------     ----------
Other revenues :
  Interest income                    0             432,933                152,389                                     585,322
  Other income                       0               5,134                      0                                       5,134
                               --------        -----------------------------------                  ----------     ----------
    Total other revenues             0             438,067                152,389                            0        590,456
                               --------        -----------------------------------                  ----------     ----------
Other expenses :
  Interest expenses                  0             508,081                 26,422                                     534,503
  Loss in the investments            0               2,969                      0                                       2,969
  in other companies
  Loss in the investments            0              26,542                      0                                      26,542
  in closed-end mutual
  funds
  Minority interest in                                                                                 (39,682)(3)   (39,682)
  loss of subsidiary
                               --------        -----------------------------------                  ----------     ----------
Total other expenses                 0             537,592                 26,422                      (39,682)       524,332
                               --------        -----------------------------------                  ----------     ----------
Net income (loss)               (9,889)          2,394,448               (793,633)                     (36,959)     1,553,967
                               ========        ===================================                  ==========     ==========
Pro - forma                                                                                                    (5)       0.08
 earnings (loss)                                                                                                   ==========
Pro - forma weighted                                                                                               20,000,000
   average common                                                                                                  ==========
   shares outstanding


    The accompanying notes are an integral part of the financial statements.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

     The Pro Forma Consolidated Balance Sheet as of March 31, 1997 and the Pro Forma Consolidated Statements of Income for the three months ended March 31, 1997 and for the year ended December 31, 1996 are derived from the historical balance sheets and statements of income of Immune America, Inc. (now known as King Power International Group Co., Ltd.), J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. that are contained in this Form 8-K/A. The pro forma financial information reflects adjustments to record the effect of the June 12, 1997 "reverse acquisition" of J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. by King Power International Group Co., Ltd. This transaction is recorded as a step reverse acquisition whereby the "reverse acquisition" of J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. by King Power International Group Co., Ltd. (a non-operating public shell company at the merger date) is treated as a recapitalization and all assets and liabilities of J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. are recognized at historical cost.

The pro forma consolidated financial information is presented in US Dollars, and is derived form the "convenience conversions" provided on the related financial information contained in this Form 8-K/A. The US Dollar balances are used for consistency with the Registrant's historical filings with the Commission.

The pro forma information does not purport to be indicative of the financial position or the results of operations which would have actually been obtained if the acquisition transaction had been consummated on the dates indicated. In addition, the pro forma financial information does not purport t be indicative of the financial position or results of operations that may be obtained in the future.

The pro forma financial information should be read in conjunction with the Registrant's historical financial statements and notes thereto and the related historical financial statements and notes thereto for the acquired companies.

The footnotes depicted on the Pro Forma Consolidated Financial Information are described below:

(1) Common stock was adjusted to reflect the pro forma effects of the issuance of 958,018 shares of the Company's common stock (33,334 shares from treasury) as compensation for arrangement of the merger transaction. These shares were registered under Form S-8, filed on May 5, 1997. The recapitalization adjustment is required to reflect the pro forma capital structure.

(2) Stockholders' equity was adjusted to reflect the issuance of 18,800,000 shares of the Registrant's common stock in return for 100% of the common stock of J.M.T. Group Co., Ltd. and 95% of the common stock of J.M.T. Duty Free Co., Ltd. The recapitalization adjustment is required to reflect the pro forma capital structure.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
        NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION, continued
                                   (Unaudited)



(3) The minority interest is created upon the acquisition of 95% of the common stock of J.M.T. Duty Free Co., Ltd. Likewise, similar adjustments are required to reflect the minority interest in the pro forma statements of income.

(4) This adjustment is necessary to record the compensation expense associated with the transaction described in Note 1, as if the transaction had occurred at the beginning of the fiscal year presented.

(5) The pro forma earnings per share calculation is based on the pro forma weighted average shares outstanding at March 31, 1997 and December 31, 1997, assuming the merger transaction (and the associated stock issuances) occurred at the beginning of the fiscal year presented.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    KING POWER INTERNATIONAL GROUP CO., LTD.


                                   /s/ Vichai Raksriaksorn
                  By:  ________________________________________________________
                       Vichai Raksriaksorn, President and Chairman of the Board




Dated:  July 22, 1997